SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              AUGUST 28, 2003
                                                              ---------------


                                KELLWOOD COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)


    Delaware                           000-07340                 36-2472410
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 (State of other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                               63017
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
                                                     ---------------



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  99.1 Press Release dated August 28, 2003 announcing second quarter of fiscal 2003 earnings.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 28, 2003, Kellwood Company issued a press release setting forth its second quarter fiscal 2003 earnings. A copy of the press release is attached herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            KELLWOOD COMPANY



Date: August 28, 2003                       By: /s/ Thomas H. Pollihan
                                               ---------------------------------
                                            Thomas H. Pollihan
                                            Senior Vice President, Secretary
                                            and General Counsel





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